Exhibit 99.1

ARAX Holdings Corp Announces Strategic Integration with CorePass Digital Identity

ARAX Holdings Corp. Announces Strategic Integration with CorePass Digital Identity to Fuel Business Activity on Its Smart Contract and Tokenization Platform

ARAX Holdings Corp, the leading provider of Core Blockchain-based Smart Contracts and Tokenization solutions, is thrilled to announce its strategic partnership with CorePass, an industry-leading decentralized digital identity platform. The CorePass ID App platform is currently in its final stages of approval for listing on the iOS App Store and Google Play Store. The collaboration is aimed at exhilarating business operations and expanding services on ARAX's already robust Core Smart Contract and Tokenization platform.

How CorePass Digital Identity Will Benefit ARAX Holdings Corp.

The integration of Core Pass' advanced digital identity solutions will provide a secure, seamless experience for users of ARAX's Tokenization and Smart Contract platform. It will serve to authenticate, verify, and do all KYC, AML, PEP, etc. checks on all parties involved in financial transactions, therefore significantly reducing the risk of fraud while increasing the speed of client onboarding, data exchange, and transaction completion.

CorePass Features

Secure Identity Verification: CorePass' state-of-the-art, fully decentralized identity verification will enhance the ARAX Smart Contract platform by allowing for fully compliant, secure, and reliable identity verification.

The Core Smart Contract and Tokenization platform of ARAX is deployed throughout the entire Core Business Holdings platform, a wholly-owned subsidiary of ARAX, which includes the following platforms Ping Exchange Wall Money and Core Pay. The Core Smart Contract and Tokenization platform is also deployed throughout the entire Core Ecosystem

Seamless Onboarding for Use Cases using the Core Blockchain: New users can quickly and easily get started on the ARAX platform, shortening the onboarding process, and increasing overall user satisfaction.

Automated and Ongoing Compliance: CorePass will automate much of the regulatory compliance burden, allowing ARAX to focus on product development, customer service, and Use Case deployment.

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Seamless Integration of Password-less Login: The CorePass ID App will allow ARAX to deploy login and verification push notification solutions without passwords and two-factor authentication by only scanning a QR code. It is expected that “by 2025, more than 50% of all workforce and more than 20% of customer authentication transactions and data exchange will be password-less”*, a huge business opportunity for ARAX’s enterprise solutions offering.

•	Gartner report® March 06, 2019

About ARAX Holdings Corp

ARAX Holdings Corp is a pioneer in blockchain-based smart contracts and tokenization solutions. With a user-friendly interface and advanced features, ARAX Holdings Corp aims to revolutionize how businesses and individuals transact, exchange data, and multiple incorporated workflow processes.

About CorePass

CorePass is a revolutionary, fully decentralized digital identity platform built on the Core Blockchain that offers a range of identity and digital attribute verification solutions to businesses and individuals. Their focus on security and user experience makes them an ideal partner for ARAX Holdings Corp As the application is in the final stage of going live with a time estimated release date being subject to the approval of the iOS App and Google Play stores, a new website will be released soon.

For media inquiries, please contact:

Arax Holdings Corp

Email: contact@arax.cc

This press release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this press release may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “Act”). All statements that are not historical facts are “forward-looking statements.” The words “estimate,” “project,” “intends,” “expects,” “anticipates,” “believes,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management’s beliefs, as well as assumptions made by, and information currently available to, management pursuant to the “safe harbor” provisions of the Act. These statements are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of these statements. Investors should consider this cautionary statement, and furthermore, no assurance can be made that the transaction described in this press release will be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company also undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

Arax Holdings Corp
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